UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014

__________________________________________

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 31, 2014, Westmoreland Mining LLC (“WML”), a wholly-owned subsidiary of Westmoreland Coal Company (the “Company”), and Dakota Westmoreland Corporation, Texas Westmoreland Coal Co., Western Energy Company and Westmoreland Savage Corporation , WML’s four wholly-owned subsidiaries (the “WML Subsidiary Guarantors”), entered into the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the existing indenture dated as of February 4, 2011, as amended and supplemented (the “Indenture”) among the Company and Westmoreland Partners, as co-issuers (together, the “Co-Issuers”), the guarantors named therein (the “Existing Guarantors”), Wells Fargo Bank, National Association, as trustee (the “Trustee”), and Wells Fargo Bank, National Association, as note collateral agent (the “Note Collateral Agent”), which governs the Company’s outstanding 10.75% Senior Secured Notes due 2018 (the “Notes”). Pursuant to the Fifth Supplemental Indenture, WML and the WML Subsidiary Guarantors (the “New Guarantors”) each became “Restricted Subsidiaries” (as such term is defined in the Indenture) that are subject to the terms and conditions of the Indenture and agreed to guarantee the Notes on the same terms and conditions as the Existing Guarantors. In connection with their entering into the Fifth Supplemental Indenture, the New Guarantors also entered into a Pledge and Security Agreement Supplement (the “Pledge Agreement Supplement”) by which they secured their obligations under their guarantees and the obligations of the Co-Issuers under the Indenture.

The foregoing description of the Fifth Supplemental Indenture is qualified in its entirety by reference to the Fifth Supplemental Indenture, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

Robert P. King, a member of the Company’s Board of Directors (the “Board”) and President - U.S. Operations, retired from the Company effective August 1, 2014. Mr. King was a member of the Executive Committee of the Board. Mr. King’s decision to retire from his position as our President and from the Board was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

(c)

On August 1, 2014, the Company announced the promotions of each of Mr. Joseph E. Micheletti and Mr. John A. Schadan to the position of Executive Vice President, both effective as of August 1, 2014.

Mr. Micheletti, 49, joined Westmoreland in 1998 and has held key leadership positions at several Westmoreland mining projects, including President and General Manager of our Jewett Mine, prior to his promotion to Senior Vice President of Coal Operations in June 2011. Mr. Micheletti is responsible for all six of Westmoreland Coal Company’s mining projects, overseeing the safe, cost effective, and environmentally responsible operation of the company’s mining activities. He holds a Bachelor of Science degree in Mineral Processing Engineering from Montana College of Mineral Science and Technology. Mr. Micheletti has worked in the production, maintenance, processing, and engineering disciplines of the mining industry for 24 years and sits as a Director of the Rocky Mountain Coal Mining Institute.

Mr. Schadan, 49, joined Westmoreland in April 2014 as Senior Vice President, Canada Operations. Mr. Schadan’s career has encompassed both the western Canadian coal business as well as engineering and construction for a major international firm, and spans a variety of disciplines including mine engineering, environmental and regulatory approvals, business development, marketing, commercial contract negotiations, establishing joint venture partnerships, operations and general management. Mr. Schadan is a registered Professional Engineer in the Province of Alberta and holds a mining engineering degree from Queen’s University. He currently sits as a Director for both the Alberta Chamber of Resources and Safe Saskatchewan.

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1, which is incorporated by reference herein, are the audited consolidated financial statements of the Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, and attached hereto as Exhibit 99.2 are the unaudited interim consolidated financial statements of the Company as of March 31, 2014 and for the three months ended March 31, 2014 and 2013. In connection with the Company’s Registration Statement on Form S-4 to be filed on the date hereof, the Company is filing this Current Report on Form 8-K to recast (i) the audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”) and (ii) the unaudited interim consolidated financial statements included in its Quarterly Report on Form 10-Q for the period ended March 31, 2014 (the “2014 First Quarter 10-Q”), to update Note 18 and Note 15, respectively, to include supplemental guarantor financial information, as required by Rule 3-10 of Regulation S-X. The updated presentation of Note 18 and Note 15 contained in Exhibits 99.1 and 99.2, respectively, reflects the addition of the New Guarantors as additional subsidiary guarantors of the Notes. Historically, the New Guarantors were presented as non-guarantor subsidiaries in the supplemental guarantor financial information.

Other than the updates to Note 18 described above, no other revisions have been made to the audited consolidated financial statements of the Company included in the 2013 Form 10-K or the 2014 First Quarter 10-Q. The information in this Current Report on Form 8-K is not an amendment to the Company’s 2013 Form 10-K or the 2014 First Quarter 10-Q and is not a restatement of the financial statements included therein. Without limiting the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2013 Form 10-K or the 2014 First Quarter 10-Q for any information, uncertainties, transactions, risks, events, or trends occurring or known to management. The information in this Current Report on Form 8-K should be read in conjunction with the 2013 Form 10-K and the 2014 First Quarter 10-Q, as well as the Company’s other filings under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1
Fifth Supplemental Indenture, dated as of July 31, 2014, by and among Westmoreland Coal Company, Westmoreland Partners, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as note collateral agent, and the new guarantors party thereto

23.1	Consent of Ernst & Young LLP

23.2	Consent of Tanner LLC

99.1	Audited Consolidated Financial Statements and Supplementary Data of Westmoreland Coal Company for the three years ended December 31, 2013

99.2	Unaudited Interim Consolidated Financial Statements and Supplementary Data of Westmoreland Coal Company for the three months ended March 31, 2014 and 2013

99.3	Certificate of Formation of Westmoreland Mining LLC

99.4	Second Amended and Restated Limited Liability Company Agreement of Westmoreland Mining LLC

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document
_____________________
*Attached as Exhibit 101 to this report are documents formatted in XBRL (Extensible Business Reporting Language). The financial information contained in the XBRL-related document is “unaudited” or “unreviewed.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: August 6, 2014	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Fifth Supplemental Indenture, dated as of July 31, 2014, by and among Westmoreland Coal Company, Westmoreland Partners, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as note collateral agent, and the new guarantors party thereto

23.1	Consent of Ernst & Young LLP

23.2	Consent of Tanner LLC

99.1	Audited Consolidated Financial Statements and Supplementary Data of Westmoreland Coal Company for the three years ended December 31, 2013

99.2	Unaudited Interim Consolidated Financial Statements and Supplementary Data of Westmoreland Coal Company for the three months ended March 31, 2014 and 2013

99.3	Certificate of Formation of Westmoreland Mining LLC

99.4	Second Amended and Restated Limited Liability Company Agreement of Westmoreland Mining LLC

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document
_____________________
*Attached as Exhibit 101 to this report are documents formatted in XBRL (Extensible Business Reporting Language). The financial information contained in the XBRL-related document is “unaudited” or “unreviewed.”